Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

23. Income Taxes

The calculation of the tax charge is as follows:

	2021	2020	2019

	(€ in thousands)
Consolidated result before corporate income taxes	(61,563)	(46,490)	(56,614)
Exclude: results related to associates	(217)	(322)	429
	(61,346)	(46,168)	(57,043)

Income tax based on domestic rate (25%)	15,337	11,542	14,261
Tax effect of:
Different tax rates in foreign jurisdictions	18	16	17
Non-deductible expenses	(2,176)	(2,742)	(1,501)
Share- and loan-issue expenditures that are taxable	1,423	174	843
Change in unrecognized deductible temporary differences	(89)	(44)	(7)
Current year losses for which no deferred tax asset was recognized	(14,606)	(9,029)	(13,703)
True-up for prior year	(24)	(41)	(42)
Income tax charge	(117)	(124)	(132)
Effective tax rate	—%	—%	—%

The Company recognizes deferred tax assets arising from unused tax losses or tax credits only to the extent that the Company has sufficient taxable temporary differences or there is convincing evidence that sufficient taxable profit will be available against which the unused tax losses or unused tax credits can be utilized. Management’s judgment is that such convincing evidence is currently not sufficiently available and a deferred tax asset is therefore only recognized to the extent that the Company has sufficient taxable temporary differences. Consequently, the Company has not recognized a deferred tax asset related to operating losses.

As per December 31, 2021, the Company has a total amount of € 312.6 million (2020: € 254.2 million, 2019: € 218.1 million) tax loss carry-forwards available for offset against future taxable profits, which may be carried forward indefinitely. However, the offset of losses will be limited in a given year against the first € 1 million of taxable profit. For taxable profit in excess of this amount, losses may only be offset up to 50% of this excess.